UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 23, 2015

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On April 23, 2015, TC PipeLines, LP (the “Partnership”) issued a press release announcing a first quarter 2015 cash distribution of $0.84 per common unit.  A copy of the press release is furnished as Exhibit 99.1 to this report an incorporated herein by reference.

Item 8.01  Other Events

On April 23, 2015, the board of directors of TC PipeLines GP, Inc., our general partner (“General Partner”), declared a cash distribution of $0.84 per common unit for first quarter 2015.  The first quarter 2015 cash distribution is payable on May 15, 2015 to all common unitholders of record as of the close of business on May 5, 2015.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated April 23, 2015, reporting the Partnership’s first quarter 2015 cash distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  April 23, 2015

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TC PipeLines, LP, dated April 23, 2015, reporting the Partnership’s first quarter 2015 cash distribution.